Exhibit 99.1

Investor Contact:

The Investor Relations Group

Erika Moran/Dian Griesel, Ph.D.

Media Contact: Lynn Granito

Phone: 212-825-3210

UNIGENE ENTERS INTO AGREEMENT FOR $20 MILLION

NON-CONVERTIBLE DEBT FINANCING

BOONTON, N.J. – September 30, 2008 — Unigene Laboratories, Inc. (OTCBB: UGNE, http:// www.unigene.com) today announced that it has entered into a financing agreement for $20 million three-year non-convertible, senior secured term notes and up to 1,500,000 shares of Common Stock. Unigene will draw down $15 million at closing and have an option for an additional $5 million within two years of the closing. An entity managed by Victory Park Capital Advisors, LLC is the sole investor in the transaction. Details of the transaction can be found in the Company’s 8-K which will be filed with the SEC.

“We are very pleased to be able to complete this debt financing with an existing stockholder that will provide us with the capital to execute our business plan,” commented Dr. Warren P. Levy, President and CEO of Unigene. “Given the challenging current market conditions, we are pleased that Victory Park, who has a comprehensive understanding of our business, continues to support us through this transaction.”

About Unigene

Unigene Laboratories, Inc. is a biopharmaceutical company focusing on the oral and nasal delivery of large-market peptide drugs. Due to the size of the worldwide osteoporosis market, Unigene is targeting its initial efforts on developing calcitonin and PTH-based therapies. Fortical®, Unigene’s nasal calcitonin product for the treatment of postmenopausal osteoporosis, received FDA approval and was launched in August 2005. Unigene has licensed the U.S. rights for Fortical to Upsher-Smith Laboratories, worldwide rights for its oral PTH technology to GlaxoSmithKline and worldwide rights for its calcitonin manufacturing technology to Novartis. Unigene’s patented oral delivery technology has successfully delivered, in preclinical and/or clinical trials, various peptides including calcitonin, PTH and insulin. Unigene’s patented manufacturing technology is designed to cost-effectively produce peptides in quantities sufficient to support their worldwide commercialization as oral or nasal therapeutics. For more information about Unigene, call (973) 265-1100 or visit www.unigene.com. For information about Fortical, visit www.fortical.com.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Such forward-looking statements include those which express plans, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. We have based these forward-looking statements on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include statements about the following: general economic and business conditions, our financial condition, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies, the ability of our products to gain market acceptance and increase market share, the uncertainty of results of animal and human testing, the risk of product liability and liability for human trials, our dependence on patents and other proprietary rights, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, the failure to obtain regulatory approvals for our products and other risk factors discussed in our Securities and Exchange Commission filings. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors.